UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS
SEPTEMBER 30, 2012 Annual Report to Shareholders

DWS High Income Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
32 Statement of Assets and Liabilities
34 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
42 Notes to Financial Statements
56 Report of Independent Registered Public Accounting Firm
57 Information About Your Fund's Expenses
58 Tax Information
59 Investment Management Agreement Approval
64 Summary of Management Fee Evaluation by Independent Fee Consultant
68 Board Members and Officers
73 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Class A shares of the fund produced a total return of 18.96% during the annual period, outperforming the 17.92% return of the Credit Suisse High Yield Index and the 17.63% average return of the funds in its Morningstar peer group, High Yield Bond Funds. The fund has outpaced its peer group in the three-, five- and 10-year periods ended September 30, 2012.

We focus on cash flow and total return analysis, and diversification among countries, sectors, industries and individual issuers and maturities. We use an active process that emphasizes relative value in a global environment, managing on a total return basis and using intensive research to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in high yield bonds. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and to consider macro trends in the economy.

Despite the headwinds represented by slowing global growth and persistent negative headlines out of Europe, high-yield bonds produced a robust return during the past year and exceeded the 5.16% return of the investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index.

High-yield bonds continued to benefit from strong investor demand at a time of extremely low yields on government bonds and other lower-risk investments. While events in Europe caused periodic bouts of elevated investor risk aversion, the backdrop was favorable enough to encourage investors to take on more risk in order to pick up extra yield. U.S. economic data exhibited a gradual improvement and the U.S. Federal Reserve Board's (the Fed's) policy — highlighted by its September 2012 decision to begin a new round of its stimulative quantitative easing policy — was highly supportive. Overseas, the newsflow out of Europe improved due to the European Central Bank's efforts to contain the region's crisis through a series of aggressive policy responses. Investors were also encouraged by improving fundamentals in the high-yield asset class, as seen in the default rate of 1.57% (which is very low by historical measures). High-yield companies are also exhibiting rising cash balances, reduced leverage and the ability to refinance existing debt at more attractive rates. Taken together, these factors created a nearly ideal backdrop for the high-yield market during the past year.

Positive Contributors to Fund Performance

The fund's overweight position in the secured bonds of Hexion U.S. Finance Corp. contributed to performance, as the issuer successfully refinanced and extended a term loan maturing in 2013. An overweight in the junior part of the capital structure of satellite provider Intelsat SA, which had detracted from performance in the fund's prior year, assisted performance during the past year. The company filed for a potential initial public offering which, together with strong investor risk appetites, may allow for an early partial refinancing of these bonds. The fund's decision not to invest in the debt of Petroplus Holdings AG, a European refining company, a significant holding in the benchmark index, benefitted returns as the company's results weakened materially and lenders froze its credit lines. Petroplus subsequently filed for bankruptcy. Also aiding performance were overweightings in certain bonds issued by the utility Texas Competitive Electric Holdings Co., LLC and a lack of a position in the oil exploration company ATP Oil and Gas, which filed for bankruptcy protection during the third calendar quarter.

Negative Contributors to Fund Performance

The fund held an average cash weighting of 5% during the past year. While this cash balance was a drag on performance in the rising market, we more than made up for this shortfall via individual security selection. By the close of the period, we had deployed the majority of the fund's excess cash into single-B rated bonds, where we remain overweight vs. the benchmark. At the same time, we remain underweight in bonds rated double-B. This isn't a top-down decision, but rather a function of having found a greater number of attractive value opportunities in the single-B segment.

"We remain true to our rigorous bottom-up credit research and security selection processes."

Among individual securities, our largest detractor was an underweight in the electronic payment processor First Data Corp. This underweight detracted from relative performance as the company beat consensus cash flow expectations earlier in the fund year. In addition, strong investor risk appetites fueled demand for lower-rated, higher-risk bonds such as those issued by First Data Corp. Underweight positions in the bonds of Chrysler* and the natural gas producer Range Resources also detracted from performance.

* Not held in the portfolio as of September 30, 2012.

Outlook and Positioning

We maintain a cautiously optimistic outlook on high-yield bonds. At the end of September, the yield advantage — or "spread" — of high-yield bonds relative to comparable Treasuries was 5.92 percentage points, 2.19 percentage points lower than it was one year ago. At this level, the yield spread is not meaningfully below the long-run average, and it continues to price in a higher default rate than we expect to materialize over the near term. In addition, the 6.57% yield-to-worst of our benchmark index as of September 30, 2012 is far less generous than in recent periods, yet we continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current spread and a low default rate. In combination, these factors form the basis for our favorable outlook.

Having said this, we expect that market volatility could reassert itself given that global central banks' efforts can't fully displace the need for longer-term fiscal adjustments. In this context, we remain true to our rigorous bottom-up credit research and security selection processes, given that individual defaults stand to have an amplified impact on performance.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer defaulting.

Performance Summary September 30, 2012 (Unaudited)
Average Annual Total Returns as of 9/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	18.96%	11.89%	7.22%	9.44%
Class B	18.01%	10.99%	6.35%	8.55%
Class C	18.05%	11.05%	6.37%	8.60%
Credit Suisse High Yield Index†	17.92%	12.55%	8.62%	10.54%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	13.61%	10.19%	6.24%	8.94%
Class B (max 4.00% CDSC)	15.01%	10.45%	6.21%	8.55%
Class C (max 1.00% CDSC)	18.05%	11.05%	6.37%	8.60%
Credit Suisse High Yield Index†	17.92%	12.55%	8.62%	10.54%
No Sales Charges
Class R	18.46%	11.45%	6.80%	9.01%
Institutional Class	19.29%	12.21%	7.50%	9.76%
Credit Suisse High Yield Index†	17.92%	12.55%	8.62%	10.54%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 0.93%, 1.71%, 1.68%, 1.32% and 0.66% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 9/30/12	$4.90	$4.90	$4.90	$4.89	$4.90
5/1/12 (Commencement of operations of Class R and Class S)	$—	$—	$—	$4.81	$—
9/30/11	$4.42	$4.42	$4.42	$—	$4.42
Distribution Information: Twelve Months as of 9/30/12: Income Dividends	$.33	$.30	$.30	$.13 *	$.35
September Income Dividend	$.0276	$.0242	$.0245	$.0256	$.0288
SEC 30-day Yield††	4.85%	4.35%	4.29%	4.65%	5.26%
Current Annualized Distribution Rate††	6.76%	5.93%	6.00%	6.28%	7.05%

* For the period May 1, 2012 (commencement of operations) to September 30, 2012.

†† The SEC yield is net investment income per share earned over the month ended September 30, 2012, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.55% and 4.34% for Class R and Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.18% and 7.03% for Class R and Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — High Yield Bond Funds Category as of 9/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	158	of	572	28
3-Year	158	of	512	31
5-Year	224	of	448	50
10-Year	122	of	312	39
Class B 1-Year	278	of	572	49
3-Year	357	of	512	69
5-Year	339	of	448	75
10-Year	234	of	312	75
Class C 1-Year	267	of	572	47
3-Year	342	of	512	67
5-Year	336	of	448	75
10-Year	227	of	312	73
Institutional Class 1-Year	124	of	572	22
3-Year	114	of	512	22
5-Year	182	of	448	41
10-Year	92	of	312	30

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of September 30, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 92.2%
Consumer Discretionary 19.7%
AMC Entertainment, Inc., 8.75%, 6/1/2019		5,685,000	6,267,712
AMC Networks, Inc., 7.75%, 7/15/2021 (b)		720,000	813,600
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		3,990,000	4,129,650
8.375%, 11/15/2020		3,510,000	3,869,775
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		8,120,000	8,840,650
9.625%, 3/15/2018		2,120,000	2,353,200
Block Communications, Inc., 144A, 7.25%, 2/1/2020		3,469,000	3,685,813
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018 (b)		3,950,000	4,315,375
Cablevision Systems Corp.:
7.75%, 4/15/2018 (b)		520,000	575,900
8.0%, 4/15/2020		520,000	579,800
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020 (b)		6,905,000	6,905,000
10.0%, 12/15/2018 (b)		3,435,000	2,249,925
11.25%, 6/1/2017		6,710,000	7,213,250
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		1,935,000	2,031,750
CCO Holdings LLC:
5.25%, 9/30/2022 (b)		13,400,000	13,467,000
6.5%, 4/30/2021 (b)		4,730,000	5,061,100
6.625%, 1/31/2022 (b)		4,060,000	4,435,550
7.0%, 1/15/2019 (b)		6,185,000	6,695,262
7.25%, 10/30/2017		4,005,000	4,365,450
7.375%, 6/1/2020 (b)		490,000	546,963
7.875%, 4/30/2018 (b)		1,800,000	1,948,500
8.125%, 4/30/2020		1,200,000	1,356,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017 (b)		13,820,000	14,752,850
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020 (b)		1,300,000	1,306,500
Clear Channel Communications, Inc., 9.0%, 3/1/2021		1,090,000	970,100
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		990,000	950,400
Series B, 7.625%, 3/15/2020 (b)		10,455,000	10,193,625
Series A, 9.25%, 12/15/2017		775,000	831,188
Series B, 9.25%, 12/15/2017		1,150,000	1,239,125
Crown Media Holdings, Inc., 10.5%, 7/15/2019		2,370,000	2,654,400
CSC Holdings LLC, 144A, 6.75%, 11/15/2021		12,600,000	13,891,500
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		2,235,000	2,173,538
DineEquity, Inc., 9.5%, 10/30/2018 (b)		4,775,000	5,383,812
DISH DBS Corp.:
6.75%, 6/1/2021		4,420,000	4,817,800
7.125%, 2/1/2016		1,820,000	2,011,100
7.875%, 9/1/2019		4,165,000	4,841,812
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		3,640,000	2,275
Harron Communications LP, 144A, 9.125%, 4/1/2020		2,550,000	2,754,000
Hertz Corp.:
6.75%, 4/15/2019		685,000	722,675
144A, 6.75%, 4/15/2019		1,995,000	2,104,725
7.5%, 10/15/2018		6,940,000	7,495,200
Lear Corp., 8.125%, 3/15/2020 (b)		1,692,000	1,911,960
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		2,080,000	2,246,400
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		1,165,000	1,252,375
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		4,480,000	4,984,000
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		4,035,000	4,035,000
Mediacom LLC:
7.25%, 2/15/2022 (b)		995,000	1,067,138
9.125%, 8/15/2019		1,745,000	1,928,225
MGM Resorts International:
144A, 6.75%, 10/1/2020		1,625,000	1,625,000
7.5%, 6/1/2016 (b)		1,575,000	1,685,250
7.625%, 1/15/2017 (b)		4,480,000	4,748,800
144A, 8.625%, 2/1/2019 (b)		7,695,000	8,387,550
9.0%, 3/15/2020		1,315,000	1,467,869
10.0%, 11/1/2016 (b)		1,795,000	2,055,275
11.125%, 11/15/2017		1,785,000	1,974,656
Michaels Stores, Inc., 13.0%, 11/1/2016		811,000	851,558
National CineMedia LLC:
144A, 6.0%, 4/15/2022 (b)		1,955,000	2,062,525
7.875%, 7/15/2021		2,015,000	2,196,350
Norcraft Companies LP, 10.5%, 12/15/2015		8,730,000	8,773,650
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		3,315,000	3,505,613
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		2,835,000	2,905,875
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018 (b)		2,515,000	2,791,650
Regal Entertainment Group, 9.125%, 8/15/2018 (b)		1,400,000	1,564,500
Sabre Holdings Corp., 8.35%, 3/15/2016		2,560,000	2,598,400
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		1,420,000	1,558,450
144A, 7.804%, 10/1/2020		2,995,000	3,068,138
Sirius XM Radio, Inc., 144A, 5.25%, 8/15/2022 (b)		975,000	970,125
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022 (b)		945,000	1,011,150
Series B, 9.0%, 3/15/2018		4,530,000	4,949,025
Sotheby's, 144A, 5.25%, 10/1/2022		1,930,000	1,949,300
Starz LLC, 144A, 5.0%, 9/15/2019		955,000	976,488
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016 (b)		1,510,000	1,536,425
Travelport LLC:
5.043%**, 9/1/2014		2,640,000	1,953,600
9.0%, 3/1/2016 (b)		605,000	432,575
UCI International, Inc., 8.625%, 2/15/2019		2,740,000	2,726,300
Unitymedia Hessen GmbH & Co., KG:
144A, 7.5%, 3/15/2019		3,805,000	4,175,987
144A, 7.5%, 3/15/2019	EUR	2,000,000	2,801,408
144A, 8.125%, 12/1/2017		8,900,000	9,567,500
144A, 8.125%, 12/1/2017	EUR	1,610,000	2,218,928
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	6,670,000	9,449,838
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		480,000	494,400
144A, 7.875%, 11/1/2020		4,065,000	4,349,550
144A, 8.5%, 5/15/2021		1,690,000	1,715,350
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	12,170,000	16,873,602
144A, 9.75%, 4/15/2018	EUR	5,065,000	6,974,154
Visant Corp., 10.0%, 10/1/2017		3,535,000	3,499,650
Visteon Corp., 6.75%, 4/15/2019 (b)		3,545,000	3,722,250
Wolverine World Wide, Inc., 144A, 6.125%, 10/15/2020 (c)		2,655,000	2,734,650
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		2,805,000	3,029,400
			330,161,712
Consumer Staples 2.6%
Alliance One International, Inc., 10.0%, 7/15/2016		1,145,000	1,185,075
B&G Foods, Inc., 7.625%, 1/15/2018		1,805,000	1,949,400
Darling International, Inc., 8.5%, 12/15/2018		3,515,000	4,002,706
Del Monte Corp., 7.625%, 2/15/2019 (b)		3,305,000	3,400,019
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		1,030,000	1,077,638
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		4,250,000	4,175,625
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		1,450,000	1,446,375
Michael Foods Group, Inc., 9.75%, 7/15/2018		3,240,000	3,612,600
NBTY, Inc., 9.0%, 10/1/2018 (b)		1,515,000	1,685,438
Pilgrim's Pride Corp., 7.875%, 12/15/2018		2,605,000	2,481,262
Smithfield Foods, Inc.:
6.625%, 8/15/2022		2,400,000	2,490,000
7.75%, 7/1/2017		5,025,000	5,653,125
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		1,650,000	1,472,625
Tops Holding Corp., 10.125%, 10/15/2015		2,815,000	2,966,306
TreeHouse Foods, Inc., 7.75%, 3/1/2018		2,280,000	2,490,900
U.S. Foods, Inc., 144A, 8.5%, 6/30/2019 (b)		3,350,000	3,492,375
			43,581,469
Energy 12.9%
Access Midstream Partners LP, 6.125%, 7/15/2022		2,970,000	3,140,775
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		2,870,000	2,396,450
Arch Coal, Inc.:
7.0%, 6/15/2019 (b)		950,000	798,000
7.25%, 10/1/2020 (b)		855,000	718,200
7.25%, 6/15/2021 (b)		1,525,000	1,273,375
Berry Petroleum Co., 6.75%, 11/1/2020		200,000	213,000
BreitBurn Energy Partners LP:
144A, 7.875%, 4/15/2022		1,920,000	1,987,200
8.625%, 10/15/2020		1,760,000	1,922,800
Bristow Group, Inc., 6.25%, 10/15/2022 (c)		1,590,000	1,627,763
Chesapeake Energy Corp.:
6.125%, 2/15/2021 (b)		2,090,000	2,105,675
6.875%, 11/15/2020 (b)		2,100,000	2,215,500
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		1,380,000	1,324,800
Cimarex Energy Co., 5.875%, 5/1/2022		1,945,000	2,051,975
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		4,500,000	5,175,000
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		1,140,000	1,239,750
8.5%, 12/15/2019 (b)		1,140,000	1,254,000
CONSOL Energy, Inc.:
6.375%, 3/1/2021		715,000	695,338
8.0%, 4/1/2017		2,395,000	2,502,775
Continental Resources, Inc.:
144A, 5.0%, 9/15/2022 (b)		1,680,000	1,755,600
7.125%, 4/1/2021		1,335,000	1,501,875
7.375%, 10/1/2020		1,560,000	1,747,200
8.25%, 10/1/2019		855,000	961,875
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		5,005,000	5,080,075
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		925,000	920,375
8.875%, 2/15/2018		2,765,000	2,958,550
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		3,345,000	3,512,250
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		4,445,000	4,367,213
EP Energy LLC:
144A, 6.875%, 5/1/2019 (b)		3,085,000	3,300,950
144A, 7.75%, 9/1/2022		1,670,000	1,703,400
144A, 9.375%, 5/1/2020 (b)		1,415,000	1,542,350
EV Energy Partners LP, 8.0%, 4/15/2019		7,815,000	8,108,062
Forest Oil Corp., 7.25%, 6/15/2019		5,255,000	5,215,587
Frontier Oil Corp., 6.875%, 11/15/2018		240,000	255,600
Genesis Energy LP, 7.875%, 12/15/2018		1,268,000	1,344,080
Global Geophysical Services, Inc., 10.5%, 5/1/2017		5,975,000	5,706,125
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		8,665,000	8,859,962
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020 (b)		990,000	1,039,500
8.25%, 3/15/2018		2,670,000	2,870,250
HollyFrontier Corp., 9.875%, 6/15/2017		4,250,000	4,659,062
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		1,500,000	1,590,000
Linn Energy LLC:
144A, 6.25%, 11/1/2019 (b)		6,880,000	6,845,600
144A, 6.5%, 5/15/2019		3,095,000	3,095,000
Magnum Hunter Resources Corp., 144A, 9.75%, 5/15/2020		1,510,000	1,540,200
MarkWest Energy Partners LP, 5.5%, 2/15/2023		2,420,000	2,534,950
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		3,835,000	4,093,863
144A, 6.5%, 3/15/2021		1,880,000	2,011,600
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020 (c)		3,820,000	3,982,350
Murray Energy Corp., 144A, 10.25%, 10/15/2015		3,545,000	3,474,100
Newfield Exploration Co., 7.125%, 5/15/2018		2,280,000	2,405,400
Northern Oil & Gas, Inc., 8.0%, 6/1/2020 (b)		4,880,000	5,026,400
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		3,540,000	3,734,700
7.25%, 2/1/2019		5,875,000	6,300,937
Offshore Group Investments Ltd., 11.5%, 8/1/2015 (b)		2,775,000	3,066,375
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		1,365,000	1,365,000
144A, 6.25%, 11/15/2021		1,575,000	1,567,125
Plains Exploration & Production Co.:
6.125%, 6/15/2019 (b)		2,100,000	2,115,750
6.75%, 2/1/2022 (b)		7,105,000	7,211,575
7.625%, 6/1/2018		2,695,000	2,870,175
Quicksilver Resources, Inc., 11.75%, 1/1/2016		3,095,000	3,125,950
Range Resources Corp., 5.0%, 8/15/2022 (b)		5,000,000	5,275,000
Regency Energy Partners LP, 6.875%, 12/1/2018		1,600,000	1,708,000
SandRidge Energy, Inc., 7.5%, 3/15/2021 (b)		2,070,000	2,132,100
SESI LLC:
6.375%, 5/1/2019		1,925,000	2,059,750
7.125%, 12/15/2021		6,355,000	7,022,275
Swift Energy Co., 7.875%, 3/1/2022		4,110,000	4,397,700
Tesoro Corp.:
4.25%, 10/1/2017		2,060,000	2,121,800
5.375%, 10/1/2022		1,440,000	1,483,200
Tesoro Logistics LP, 144A, 5.875%, 10/1/2020		955,000	978,875
Venoco, Inc., 8.875%, 2/15/2019		4,695,000	4,084,650
WPX Energy, Inc.:
5.25%, 1/15/2017 (b)		9,110,000	9,838,800
6.0%, 1/15/2022 (b)		6,660,000	7,159,500
			216,271,017
Financials 15.5%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		4,430,000	4,097,750
AerCap Aviation Solutions BV, 144A, 6.375%, 5/30/2017 (b)		4,210,000	4,420,500
Ally Financial, Inc.:
4.625%, 6/26/2015		8,255,000	8,465,478
5.5%, 2/15/2017		3,490,000	3,648,038
8.0%, 3/15/2020		2,990,000	3,498,300
8.0%, 11/1/2031		2,990,000	3,486,340
Alrosa Finance SA, 144A, 8.875%, 11/17/2014 (b)		3,260,000	3,626,750
AmeriGas Finance LLC:
6.75%, 5/20/2020 (b)		990,000	1,056,825
7.0%, 5/20/2022 (b)		990,000	1,066,725
Antero Resources Finance Corp.:
7.25%, 8/1/2019		2,410,000	2,608,825
9.375%, 12/1/2017		3,270,000	3,613,350
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		3,500,000	3,675,000
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		3,971,840	4,210,150
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		4,430,000	4,762,250
CIT Group, Inc.:
5.0%, 5/15/2017 (b)		2,950,000	3,149,125
5.25%, 3/15/2018		5,095,000	5,464,387
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		3,340,000	3,682,350
E*TRADE Financial Corp.:
6.75%, 6/1/2016		6,070,000	6,388,675
7.875%, 12/1/2015		400,000	407,500
12.5%, 11/30/2017		5,370,000	6,101,662
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		1,980,000	2,108,700
144A, 5.875%, 1/31/2022 (b)		1,740,000	1,861,800
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	2,522,281	1,945
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020 (b)		860,000	875,050
8.875%, 2/1/2018		25,710,000	26,417,025
International Lease Finance Corp.:
Series R, 5.65%, 6/1/2014 (b)		3,060,000	3,205,656
5.75%, 5/15/2016		895,000	948,917
6.25%, 5/15/2019		2,240,000	2,408,000
8.625%, 9/15/2015 (b)		1,885,000	2,146,544
8.625%, 1/15/2022		2,775,000	3,350,812
8.75%, 3/15/2017		6,150,000	7,195,500
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		5,622,000	5,734,440
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020 (b)		4,410,000	4,454,100
8.125%, 7/1/2019		5,585,000	5,934,062
8.625%, 7/15/2020 (b)		4,660,000	5,032,800
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		1,670,000	1,770,200
(REIT), 6.875%, 5/1/2021		2,415,000	2,632,350
National Money Mart Co., 10.375%, 12/15/2016		6,100,000	6,816,750
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020 (b)		1,480,000	1,576,200
144A, 5.875%, 3/15/2022		2,470,000	2,642,900
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020 (c)		1,440,000	1,431,000
NII Capital Corp., 7.625%, 4/1/2021		3,290,000	2,615,550
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		3,215,000	3,484,256
9.25%, 4/1/2015		2,026,000	2,071,585
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		3,820,000	3,820,000
6.875%, 2/15/2021 (b)		9,230,000	9,737,650
7.125%, 4/15/2019		3,240,000	3,418,200
8.25%, 2/15/2021		1,750,000	1,736,875
8.5%, 5/15/2018		3,505,000	3,557,575
9.875%, 8/15/2019		1,195,000	1,271,181
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		3,655,000	4,038,775
144A, 7.75%, 2/15/2017	EUR	2,380,000	3,391,021
144A, 8.5%, 2/15/2019 (b)		1,500,000	1,680,000
144A, 8.75%, 2/15/2019	EUR	1,000,000	1,452,106
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (c)		2,170,000	2,197,125
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		1,680,000	1,688,400
Telenet Finance Luxembourg SCA, 144A, 6.375%, 11/15/2020	EUR	5,000,000	6,545,722
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022 (b)	EUR	2,220,000	2,881,339
144A, 6.75%, 8/15/2024	EUR	2,220,000	2,881,339
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		3,105,000	3,384,450
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		2,395,000	2,418,950
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020 (b)		1,495,000	1,566,013
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		2,180,000	2,370,750
UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018 (b)		3,460,000	3,654,625
144A, 7.375%, 5/15/2020		5,690,000	6,116,750
144A, 7.625%, 4/15/2022		5,690,000	6,230,550
10.875%, 6/15/2016		1,440,000	1,602,000
Virgin Media Finance PLC, 5.25%, 2/15/2022 (b)		4,150,000	4,357,500
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		3,475,000	3,301,250
			259,446,268
Health Care 5.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		4,325,000	4,584,500
Biomet, Inc.:
144A, 6.5%, 8/1/2020		3,350,000	3,471,438
144A, 6.5%, 10/1/2020 (c)		3,350,000	3,283,000
Community Health Systems, Inc.:
5.125%, 8/15/2018 (b)		10,975,000	11,386,562
7.125%, 7/15/2020		9,835,000	10,492,716
HCA Holdings, Inc., 7.75%, 5/15/2021 (b)		4,625,000	5,041,250
HCA, Inc.:
5.875%, 3/15/2022 (b)		2,505,000	2,714,794
6.5%, 2/15/2020		9,615,000	10,696,687
7.5%, 2/15/2022 (b)		7,225,000	8,182,313
9.875%, 2/15/2017		176,000	189,200
Hologic, Inc., 144A, 6.25%, 8/1/2020		1,935,000	2,051,100
Mylan, Inc., 144A, 7.875%, 7/15/2020		730,000	819,425
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		2,870,000	3,142,650
STHI Holding Corp., 144A, 8.0%, 3/15/2018		2,775,000	2,955,375
Tenet Healthcare Corp., 6.25%, 11/1/2018 (b)		17,245,000	19,012,612
Warner Chilcott Co., LLC, 7.75%, 9/15/2018 (b)		3,200,000	3,416,000
			91,439,622
Industrials 6.6%
Accuride Corp., 9.5%, 8/1/2018 (b)		3,616,000	3,715,440
Aguila 3 SA, 144A, 7.875%, 1/31/2018		3,955,000	4,152,750
Air Lease Corp.:
144A, 4.5%, 1/15/2016		975,000	975,000
144A, 5.625%, 4/1/2017		4,155,000	4,238,100
Armored Autogroup, Inc., 9.25%, 11/1/2018		4,685,000	4,193,075
BakerCorp International, Inc., 144A, 8.25%, 6/1/2019		2,785,000	2,819,813
Belden, Inc., 144A, 5.5%, 9/1/2022		3,360,000	3,435,600
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		2,900,000	2,972,500
Briggs & Stratton Corp., 6.875%, 12/15/2020		1,545,000	1,684,050
Casella Waste Systems, Inc., 7.75%, 2/15/2019		4,935,000	4,836,300
Cenveo Corp., 8.875%, 2/1/2018		2,060,000	1,951,850
CHC Helicopter SA, 9.25%, 10/15/2020 (b)		4,450,000	4,572,375
Ducommun, Inc., 9.75%, 7/15/2018		2,795,000	2,948,725
DynCorp International, Inc., 10.375%, 7/1/2017		3,745,000	3,230,062
Florida East Coast Railway Corp., 8.125%, 2/1/2017		1,750,000	1,841,875
Garda World Security Corp., 144A, 9.75%, 3/15/2017		3,020,000	3,155,900
General Cable Corp., 144A, 5.75%, 10/1/2022		1,920,000	1,948,800
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		2,400,000	2,601,000
7.125%, 3/15/2021		2,480,000	2,669,100
Interline Brands, Inc., 7.5%, 11/15/2018		2,245,000	2,430,213
Iron Mountain, Inc., 5.75%, 8/15/2024 (b)		3,375,000	3,383,437
Meritor, Inc.:
8.125%, 9/15/2015 (b)		4,085,000	4,289,250
10.625%, 3/15/2018 (b)		2,870,000	3,027,850
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019 (b)		6,000,000	5,415,000
8.875%, 11/1/2017 (b)		1,650,000	1,693,313
144A, 8.875%, 11/1/2017		2,165,000	2,200,181
Navios South American Logistics, Inc., 9.25%, 4/15/2019 (b)		2,415,000	2,270,100
Nortek, Inc., 8.5%, 4/15/2021		5,895,000	6,278,175
Ply Gem Industries, Inc.:
144A, 9.375%, 4/15/2017		1,635,000	1,643,175
13.125%, 7/15/2014		1,230,000	1,316,100
Sabre, Inc., 144A, 8.5%, 5/15/2019 (b)		1,440,000	1,479,600
Sitel LLC, 11.5%, 4/1/2018		4,540,000	3,291,500
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020 (b)		1,465,000	1,596,850
7.5%, 10/1/2017		1,730,000	1,881,375
Titan International, Inc., 7.875%, 10/1/2017		4,005,000	4,245,300
TransDigm, Inc., 7.75%, 12/15/2018 (b)		2,820,000	3,116,100
Welltec A/S, 144A, 8.0%, 2/1/2019 (b)		2,800,000	2,912,000
			110,411,834
Information Technology 4.5%
Aspect Software, Inc., 10.625%, 5/15/2017		2,655,000	2,728,012
Avaya, Inc., 144A, 7.0%, 4/1/2019 (b)		6,630,000	6,165,900
CDW LLC, 8.5%, 4/1/2019 (b)		10,025,000	10,902,187
CommScope, Inc., 144A, 8.25%, 1/15/2019		3,730,000	4,028,400
eAccess Ltd., 144A, 8.25%, 4/1/2018		2,720,000	2,475,200
Equinix, Inc.:
7.0%, 7/15/2021		1,920,000	2,150,400
8.125%, 3/1/2018		6,820,000	7,570,200
First Data Corp.:
144A, 6.75%, 11/1/2020		8,955,000	8,899,031
144A, 7.375%, 6/15/2019		2,155,000	2,222,344
144A, 8.875%, 8/15/2020		3,745,000	4,082,050
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		8,650,000	9,406,875
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		2,100,000	2,247,000
7.625%, 6/15/2021		1,910,000	2,115,325
MasTec, Inc., 7.625%, 2/1/2017		3,410,000	3,529,350
NCR Corp., 144A, 5.0%, 7/15/2022		960,000	969,600
Nuance Communications, Inc., 144A, 5.375%, 8/15/2020		1,685,000	1,739,763
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019 (b)		2,020,000	2,040,200
Sensata Technologies BV, 144A, 6.5%, 5/15/2019 (b)		2,415,000	2,578,013
ViaSat, Inc., 6.875%, 6/15/2020		515,000	530,450
			76,380,300
Materials 9.3%
Aleris International, Inc., 7.625%, 2/15/2018		1,765,000	1,875,313
APERAM:
144A, 7.375%, 4/1/2016		1,770,000	1,513,350
144A, 7.75%, 4/1/2018		2,135,000	1,750,700
Appleton Papers, Inc., 11.25%, 12/15/2015		1,681,000	1,681,000
Berry Plastics Corp.:
9.5%, 5/15/2018 (b)		3,000,000	3,292,500
9.75%, 1/15/2021 (b)		3,510,000	4,001,400
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	5,230,000	6,645,201
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		2,065,948	2,179,575
Clearwater Paper Corp., 7.125%, 11/1/2018		3,025,000	3,289,687
Compass Minerals International, Inc., 8.0%, 6/1/2019		3,305,000	3,569,400
Continental Rubber of America Corp., 144A, 4.5%, 9/15/2019		1,520,000	1,552,680
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		11,480,000	10,934,700
144A, 9.875%, 6/15/2015		1,680,000	1,331,400
Exopack Holding Corp., 10.0%, 6/1/2018		1,915,000	1,838,400
FMG Resources August 2006 Pty Ltd.:
144A, 6.0%, 4/1/2017		2,970,000	2,762,100
144A, 6.375%, 2/1/2016		2,000,000	1,945,000
144A, 6.875%, 4/1/2022		2,125,000	1,944,375
144A, 7.0%, 11/1/2015		3,650,000	3,631,750
144A, 8.25%, 11/1/2019		2,530,000	2,454,100
GEO Specialty Chemicals, Inc., 10.0%, 3/31/2015		7,174,400	7,174,400
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		535,000	592,513
9.5%, 6/15/2017		4,355,000	4,768,725
Greif, Inc., 7.75%, 8/1/2019		910,000	1,051,050
Huntsman International LLC:
8.625%, 3/15/2020		580,000	655,400
8.625%, 3/15/2021 (b)		3,870,000	4,431,150
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		7,200,000	7,056,000
Ineos Finance PLC:
144A, 7.5%, 5/1/2020 (b)		1,520,000	1,542,800
144A, 9.0%, 5/15/2015		835,000	883,013
JMC Steel Group, 144A, 8.25%, 3/15/2018 (b)		2,770,000	2,825,400
Kaiser Aluminum Corp., 8.25%, 6/1/2020		2,370,000	2,559,600
KGHM International Ltd., 144A, 7.75%, 6/15/2019		5,165,000	5,319,950
Koppers, Inc., 7.875%, 12/1/2019		3,425,000	3,758,937
Kraton Polymers LLC, 6.75%, 3/1/2019		1,960,000	2,018,800
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016 (b)		2,795,000	2,913,787
LyondellBasell Industries NV, 5.0%, 4/15/2019 (b)		3,020,000	3,208,750
Molycorp, Inc., 144A, 10.0%, 6/1/2020		3,715,000	3,677,850
Momentive Performance Materials, Inc.:
9.0%, 1/15/2021 (b)		1,515,000	1,098,375
9.5%, 1/15/2021	EUR	2,965,000	2,781,426
Novelis, Inc.:
8.375%, 12/15/2017		6,785,000	7,412,612
8.75%, 12/15/2020		5,100,000	5,648,250
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	985,000	1,405,009
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		4,200,000	4,431,000
Polymer Group, Inc., 7.75%, 2/1/2019		2,335,000	2,486,775
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		2,120,000	2,162,400
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		1,315,000	1,462,938
144A, 8.375%, 9/15/2021		1,315,000	1,472,800
United States Steel Corp., 7.375%, 4/1/2020 (b)		3,860,000	3,840,700
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		7,215,000	7,467,525
Wolverine Tube, Inc., 12.0%, 6/28/2014		1,058,921	1,036,684
			155,337,250
Telecommunication Services 13.1%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		9,845,000	10,509,537
8.375%, 10/15/2020 (b)		7,925,000	8,519,375
8.75%, 3/15/2018 (b)		3,155,000	3,202,325
CPI International, Inc., 8.0%, 2/15/2018		2,060,000	1,962,150
Cricket Communications, Inc.:
7.75%, 10/15/2020		12,260,000	11,953,500
10.0%, 7/15/2015		2,380,000	2,504,950
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		7,095,000	7,449,750
144A, 10.5%, 4/15/2018		4,005,000	4,355,438
Digicel Ltd.:
144A, 7.0%, 2/15/2020 (b)		800,000	816,000
144A, 8.25%, 9/1/2017		12,540,000	13,543,200
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	4,552,995	1,755
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		3,570,000	3,712,800
7.875%, 4/15/2015		352,000	394,240
8.25%, 4/15/2017 (b)		3,170,000	3,597,950
8.5%, 4/15/2020 (b)		4,270,000	4,825,100
8.75%, 4/15/2022		7,110,000	8,069,850
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		5,335,000	5,748,463
7.5%, 4/1/2021		7,045,000	7,626,212
8.5%, 11/1/2019 (b)		4,825,000	5,452,250
Intelsat Luxembourg SA:
11.25%, 2/4/2017		7,670,000	8,111,025
11.5%, 2/4/2017 (PIK)		16,880,312	17,893,131
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019		545,000	572,250
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020 (b)		9,155,000	9,589,862
7.875%, 9/1/2018		3,260,000	3,520,800
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015 (b)		2,563,000	2,572,611
Pacnet Ltd., 144A, 9.25%, 11/9/2015		1,735,000	1,698,131
SBA Communications Corp., 144A, 5.625%, 10/1/2019		1,920,000	1,953,600
SBA Telecommunications, Inc., 144A, 5.75%, 7/15/2020		4,000,000	4,200,000
Sprint Nextel Corp.:
6.0%, 12/1/2016 (b)		18,320,000	18,869,600
8.375%, 8/15/2017 (b)		2,810,000	3,126,125
9.125%, 3/1/2017		2,880,000	3,261,600
Syniverse Holdings, Inc., 9.125%, 1/15/2019		1,015,000	1,091,125
Telesat Canada, 144A, 6.0%, 5/15/2017		2,420,000	2,516,800
tw telecom Holdings, Inc., 144A, 5.375%, 10/1/2022 (c)		1,065,000	1,086,300
West Corp.:
7.875%, 1/15/2019		1,194,000	1,229,820
8.625%, 10/1/2018		565,000	593,250
Windstream Corp.:
7.0%, 3/15/2019		3,405,000	3,473,100
7.5%, 6/1/2022		17,080,000	18,104,800
7.5%, 4/1/2023		3,810,000	3,981,450
7.75%, 10/15/2020		1,400,000	1,501,500
7.875%, 11/1/2017 (b)		3,775,000	4,218,563
8.125%, 9/1/2018 (b)		1,730,000	1,868,400
Zayo Group LLC, 8.125%, 1/1/2020		920,000	1,005,100
			220,283,788
Utilities 2.6%
AES Corp.:
8.0%, 10/15/2017		2,680,000	3,095,400
8.0%, 6/1/2020		4,120,000	4,789,500
Calpine Corp.:
144A, 7.5%, 2/15/2021 (b)		3,725,000	4,023,000
144A, 7.875%, 7/31/2020		2,610,000	2,851,425
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024 (b)		9,315,000	5,542,425
Energy Future Intermediate Holding Co., LLC:
144A, 6.875%, 8/15/2017		3,075,000	3,182,625
10.0%, 12/1/2020 (b)		1,115,000	1,254,375
144A, 11.75%, 3/1/2022 (b)		10,400,000	11,050,000
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		2,675,000	2,975,937
NRG Energy, Inc.:
7.625%, 1/15/2018		1,660,000	1,796,950
8.25%, 9/1/2020 (b)		540,000	588,600
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		2,295,000	619,650
144A, 11.5%, 10/1/2020		2,995,000	2,343,588
			44,113,475
Total Corporate Bonds (Cost $1,495,195,548)			1,547,426,735

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Note, 0.375%, 10/31/2012 (d) (Cost $5,005,095)		5,000,000	5,000,975

Loan Participations and Assignments 0.7%
Senior Loans** 0.4%
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		3,500,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		691,837	321,704
Caesars Entertainment Operating Co., Term Loan B6, 5.467%, 1/26/2018		1,854,000	1,689,467
Chesapeake Energy Corp., Term Loan, 8.5%, 12/1/2017		3,775,000	3,791,308
Clear Channel Communication, Inc., Term Loan B, 3.866%, 1/28/2016		1,958,568	1,607,377
			7,409,856
Sovereign Loan 0.3%
Vimpel Communications, 144A, 6.493%, 2/2/2016 (b)		4,130,000	4,336,500
Total Loan Participations and Assignments (Cost $15,274,011)			11,746,356
Convertible Bonds 0.8%
Consumer Discretionary 0.3%
Group 1 Automotive, Inc., 3.0%, 3/15/2020 (b)		3,020,000	5,243,475
MGM Resorts International, 4.25%, 4/15/2015		405,000	420,947
			5,664,422
Industrials 0.1%
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0% to 3/1/2026		1,190,000	1,064,306
Materials 0.4%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK)		7,287,779	7,117,974
Total Convertible Bonds (Cost $11,647,609)			13,846,702

Preferred Security 0.4%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $4,583,959)		6,975,000	6,347,250

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (e) (Cost $221,000)	221	768,549

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Postmedia Network Canada Corp.*	71,838	125,685
Trump Entertainment Resorts, Inc.*	366	0
Vertis Holdings, Inc.*	4,521	0
		125,685
Industrials 0.0%
Congoleum Corp.*	135,300	0
Quad Graphics, Inc.	381	6,462
		6,462
Materials 0.1%
GEO Specialty Chemicals, Inc.*	136,705	51,265
GEO Specialty Chemicals, Inc. 144A*	12,448	4,668
Wolverine Tube, Inc.*	46,935	1,133,480
		1,189,413
Total Common Stocks (Cost $3,665,411)		1,321,560
Preferred Stock 0.4%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $5,913,263)	6,540	6,118,375

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	7,982	1,357
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	672,806	246,247
Hercules Trust II, Expiration Date 3/31/2029*	6,700	60,043
		306,290
Total Warrants (Cost $1,482,531)		307,647

Securities Lending Collateral 18.2%
Daily Assets Fund Institutional, 0.23% (f) (g) (Cost $304,959,084)	304,959,084	304,959,084

Cash Equivalents 3.7%
Central Cash Management Fund, 0.15% (f) (Cost $62,535,287)	62,535,287	62,535,287

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,910,482,798)†	116.8	1,960,378,520
Other Assets and Liabilities, Net	(16.8)	(282,680,041)
Net Assets	100.0	1,677,698,479

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	3,500,000	USD	3,508,969	0
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	691,837	USD	671,603	321,704
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	4,552,995	EUR	6,197,952	1,755
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	3,640,000	USD	3,678,588	2,275
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	2,522,281	EUR	715,283	1,945
					14,772,395	327,679

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2012.

† The cost for federal income tax purposes was $1,923,448,887. At September 30, 2012, net unrealized appreciation for all securities based on tax cost was $36,929,633. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $83,051,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,122,084.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2012 amounted to $293,346,460, which is 17.5% of net assets.

(c) When-issued security.

(d) At September 30, 2012, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	221,000	768,549	0.05

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At September 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/21/2010 9/20/2013	9,610,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	418,086	(295,381)	713,467
6/21/2010 9/20/2013	3,025,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	131,604	37,078	94,526
6/21/2010 9/20/2015	1,500,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	143,355	(142,500)	285,855
6/21/2010 9/20/2015	2,430,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	232,235	(210,900)	443,135
6/21/2010 9/20/2015	900,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	86,013	(62,061)	148,074
6/21/2010 9/20/2015	4,270,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	408,082	(76,117)	484,199
6/20/2011 9/20/2015	7,000,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	538,672	264,781	273,891
12/20/2010 3/20/2016	5,000,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	517,406	347,610	169,796
12/20/2010 3/20/2016	10,000,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	730,318	385,763	344,555
3/21/2011 6/20/2016	8,915,000	6	5.0%	Ford Motor Credit Co., LLC, 5.0%, 5/15/2018, BBB-	1,073,259	794,998	278,261
3/21/2011 6/20/2016	5,530,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	382,451	153,975	228,476
6/20/2011 9/20/2016	3,670,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(17,641)	108,617	(126,258)
9/20/2011 12/20/2016	2,400,000	6	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	273,087	90,801	182,286
9/20/2011 12/20/2016	1,535,000	1	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(18,182)	(25,299)	7,117
9/20/2011 12/20/2016	2,300,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(27,243)	(37,907)	10,664
12/20/2011 3/20/2017	3,450,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	390,233	129,964	260,269
Total net unrealized appreciation							3,798,313

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 The Goldman Sachs & Co.

2 Citigroup, Inc.

3 JPMorgan Chase Securities, Inc.

4 Credit Suisse

5 Bank of America

6 Barclays Bank PLC

At September 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	352,200	USD	458,587	10/12/2012	5,938	JPMorgan Chase Securities, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	856,553	EUR	666,200	10/12/2012	(349)	JPMorgan Chase Securities, Inc.
EUR	51,877,200	USD	65,212,560	10/12/2012	(1,460,314)	Citigroup, Inc.
Total net unrealized depreciation					(1,460,663)

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$1,539,215,651	$8,211,084	$1,547,426,735
Government & Agency Obligation	—	5,000,975	—	5,000,975
Loan Participations and Assignments	—	11,746,356	0	11,746,356
Convertible Bonds	—	6,728,728	7,117,974	13,846,702
Preferred Security	—	—	6,347,250	6,347,250
Other Investments	—	—	768,549	768,549
Common Stocks (j)	132,147	—	1,189,413	1,321,560
Preferred Stock	—	6,118,375	—	6,118,375
Warrants (j)	—	—	307,647	307,647
Short-Term Investments (j)	367,494,371	—	—	367,494,371
Derivatives (k)	—	3,930,509	—	3,930,509
Total	$367,626,518	$1,572,740,594	$23,941,917	$1,964,309,029
Liabilities
Derivatives (k)	$—	$(1,586,921)	$—	$(1,586,921)
Total	$—	$(1,586,921)	$—	$(1,586,921)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2012.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Convertible Bonds	Preferred Security		Loan Participations and Assignments
Balance as of September 30, 2011	$8,085,332	$6,267,490	$—		$0
Realized gain (loss)	(5,965,507)	—	—		—
Change in unrealized appreciation (depreciation)	5,880,301	787,568	1,129,755		0
Amortization premium/discount	80,893	62,916	55,995		—
Purchases	1,269,346	—	—		—
Sales	(1,139,281)	—	—		—
Transfers into Level 3	—	—	5,161,500	(l)	—
Transfers (out) of Level 3	—	—	—		—
Balance as of September 30, 2012	$8,211,084	$7,117,974	$6,347,250		$0
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2012	$504,934	$787,568	$1,129,755		$0

	Other Investments	Common Stocks	Warrants	Total
Balance as of September 30, 2011	$221,000	$213,656	$46,220	$14,833,698
Realized gain (loss)	—	(21)	—	(5,965,528)
Change in unrealized appreciation (depreciation)	547,549	(197,593)	261,427	8,409,007
Amortization premium/discount	—	—	—	199,804
Purchases	—	1,173,371	—	2,442,717
Sales	—	—	—	(1,139,281)
Transfers into Level 3	—	—	—	5,161,500
Transfers (out) of Level 3	—	—	—	—
Balance as of September 30, 2012	$768,549	$1,189,413	$307,647	$23,941,917
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2012	$547,549	$(197,593)	$261,427	$3,033,640

Transfers between price levels are recognized at the beginning of the reporting period.

(l) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 9/30/12	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Other Investments
Consumer Discretionary	$768,549	Market Approach	Takeover Price	$3,477.60 per share
			Discount for Lack of Marketability	20%
Common Stocks
Consumer Discretionary	$0	Market Approach	EV/EBITDA Multiple	5.0-5.5	(5.0)
			Discount for Lack of Marketability	10%-20%
Industrials	$0	Asset Valuation	Book Value of Equity	0
Materials	$1,189,413	Market Approach	EV/EBITDA Multiple	4.5-6.42
			Discount for Lack of Marketability	25%-30%
Warrants
Consumer Discretionary	$1,357	Broker Quote	Discount for Lack of Marketability	20%
Materials	$60,043	Black Scholes Option Pricing Model	Implied Volatility	39%
			Discount for Lack of Marketability	20%
	$246,247	Market Approach	EV/EBITDA Multiple	4.5
			Discount for Lack of Marketability	20%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated by Management	0
Corporate Bonds
Materials	$1,036,684	Discounted Cash Flow Methodology	Discount Rate	15%
			Discount for Lack of Marketability	10%
	$7,174,400	Discounted Cash Flow Methodology	Discount Rate	9.788%
			Discount for Lack of Marketability	10%
Preferred Security
Materials	$6,347,250	Broker Quote	Broker Quote	91
Convertible Bond
Materials	$7,117,974	Convertible Bond Methodology	EV/EBITDA Multiple	4.5
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	10%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include book value of equity with a discount for lack of marketability and enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's fixed income investments include the discounted cash flow methodology. A significant change in the discount rate could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is an inverse relationship between the discount rate and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,542,988,427) — including $293,346,460 of securities loaned	$1,592,884,149
Investment in Daily Assets Fund Institutional (cost $304,959,084)*	304,959,084
Investment in Central Cash Management Fund (cost $62,535,287)	62,535,287
Total investments in securities, at value (cost $1,910,482,798)	1,960,378,520
Foreign currency, at value (cost $98,446)	96,433
Deposit from broker on swap contracts	1,330,000
Receivable for investments sold	17,545,111
Receivable for Fund shares sold	1,250,410
Interest receivable	31,484,000
Net receivable for pending swap contracts	225,913
Unrealized appreciation on swap contracts	3,924,571
Unrealized appreciation on forward foreign currency exchange contracts	5,938
Upfront payments paid on swap contracts	2,313,587
Foreign taxes recoverable	5,678
Other assets	51,103
Total assets	2,018,611,264
Liabilities
Payable upon return of securities loaned	304,959,084
Payable for investments purchased	13,646,994
Payable for investments purchased — when-issued securities	15,025,000
Payable upon return of deposit for swap contracts	1,330,000
Payable for Fund shares redeemed	1,146,062
Unrealized depreciation on swap contracts	126,258
Unrealized depreciation on forward foreign currency exchange contracts	1,460,663
Upfront payments received on swap contracts	850,165
Accrued management fee	622,647
Accrued Trustees' fees	6,889
Accrued expenses	1,739,023
Total liabilities	340,912,785
Net assets, at value	$1,677,698,479

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	6,224,225
Net unrealized appreciation (depreciation) on: Investments	49,895,722
Swap contracts	3,798,313
Foreign currency	(1,430,549)
Accumulated net realized gain (loss)	(392,231,493)
Paid-in capital	2,011,442,261
Net assets, at value	$1,677,698,479
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,337,526,865 ÷ 273,176,395 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90
Maximum offering price per share (100 ÷ 95.50 of $4.90)	$5.13
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,831,273 ÷ 3,029,223 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($119,765,718 ÷ 24,434,627 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90
Class R Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,044.29 ÷ 213.715 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.89
Class S Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,843,564 ÷ 3,441,339 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.89
Institutional Class Net Asset Value, offering and redemption price(a) per share ($188,730,015 ÷ 38,503,657 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2012
Investment Income
Income: Dividends	$161,698
Interest	122,059,810
Income distributions — Central Cash Management Fund	102,608
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	530,618
Total income	122,854,734
Expenses: Management fee	7,141,866
Administration fee	1,596,946
Services to shareholders	1,618,551
Distribution and service fees	4,241,183
Custodian fee	40,868
Professional fees	129,184
Reports to shareholders	155,378
Registration fees	109,102
Trustees' fees and expenses	60,810
Other	108,156
Total expenses before expense reductions	15,202,044
Expense reductions	(834)
Total expenses after expense reductions	15,201,210
Net investment income	107,653,524
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(16,061,426)
Swap contracts	4,764,873
Foreign currency	4,630,123
(6,666,430)
Change in net unrealized appreciation (depreciation) on: Investments	161,162,139
Swap contracts	5,351,285
Foreign currency	(1,937,419)
164,576,005
Net gain (loss)	157,909,575
Net increase (decrease) in net assets resulting from operations	$265,563,099

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$107,653,524	$112,917,586
Net realized gain (loss)	(6,666,430)	11,805,413
Change in net unrealized appreciation (depreciation)	164,576,005	(104,799,795)
Net increase (decrease) in net assets resulting from operations	265,563,099	19,923,204
Distributions to shareholders from: Net investment income: Class A	(90,192,962)	(104,032,301)
Class B	(1,150,014)	(2,084,837)
Class C	(6,990,180)	(8,097,076)
Class R	(27)	—
Class S	(355,381)	—
Institutional Class	(13,891,089)	(5,689,003)
Net realized gains: Class A	—	(5,552,357)
Class B	—	(139,384)
Class C	—	(468,080)
Class R	—	—
Class S	—	—
Institutional Class	—	(254,922)
Total distributions	(112,579,653)	(126,317,960)
Fund share transactions: Proceeds from shares sold	679,513,800	227,208,652
Reinvestment of distributions	93,315,694	98,745,919
Payments for shares redeemed	(550,325,327)	(422,317,954)
Redemption fees	131,043	277,837
Net increase (decrease) in net assets from Fund share transactions	222,635,210	(96,085,546)
Increase (decrease) in net assets	375,618,656	(202,480,302)
Net assets at beginning of period	1,302,079,823	1,504,560,125
Net assets at end of period (including undistributed net investment income of $6,224,225 and $1,181,244, respectively)	$1,677,698,479	$1,302,079,823

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.42	$4.77	$4.44	$4.32	$5.24
Income (loss) from investment operations: Net investment incomea	.32	.37	.38	.35	.39
Net realized and unrealized gain (loss)	.49	(.31)	.33	.12	(.90)
Total from investment operations	.81	.06	.71	.47	(.51)
Less distributions from: Net investment income	(.33)	(.39)	(.38)	(.35)	(.41)
Net realized gains	—	(.02)	—	—	—
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.33)	(.41)	(.38)	(.35)	(.41)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$4.90	$4.42	$4.77	$4.44	$4.32
Total Return (%)b	18.96	.91	16.69	12.91	(10.40	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,338	1,125	1,294	1,271	1,277
Ratio of expenses before expense reductions (%)	.92	.93	.96	.96	.99
Ratio of expenses after expense reductions (%)	.92	.93	.96	.96	.98
Ratio of net investment income (%)	6.77	7.58	8.26	9.16	7.92
Portfolio turnover rate (%)	50	68	73	69	61
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.42	$4.77	$4.44	$4.32	$5.24
Income (loss) from investment operations: Net investment incomea	.28	.33	.34	.32	.35
Net realized and unrealized gain (loss)	.50	(.31)	.33	.12	(.90)
Total from investment operations	.78	.02	.67	.44	(.55)
Less distributions from: Net investment income	(.30)	(.35)	(.34)	(.32)	(.37)
Net realized gains	—	(.02)	—	—	—
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.30)	(.37)	(.34)	(.32)	(.37)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$4.90	$4.42	$4.77	$4.44	$4.32
Total Return (%)b	18.01	.11	15.74	11.98	(11.13	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	21	34	44	62
Ratio of expenses before expense reductions (%)	1.74	1.71	1.75	1.77	1.81
Ratio of expenses after expense reductions (%)	1.74	1.71	1.75	1.77	1.80
Ratio of net investment income (%)	5.98	6.80	7.46	8.35	7.10
Portfolio turnover rate (%)	50	68	73	69	61
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.42	$4.78	$4.44	$4.33	$5.25
Income (loss) from investment operations: Net investment incomea	.28	.33	.35	.32	.35
Net realized and unrealized gain (loss)	.50	(.32)	.34	.12	(.90)
Total from investment operations	.78	.01	.69	.44	(.55)
Less distributions from: Net investment income	(.30)	(.35)	(.35)	(.33)	(.37)
Net realized gains	—	(.02)	—	—	—
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.30)	(.37)	(.35)	(.33)	(.37)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$4.90	$4.42	$4.78	$4.44	$4.33
Total Return (%)b	18.05	.16	15.81	11.80	(11.04	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	98	110	110	111
Ratio of expenses before expense reductions (%)	1.69	1.68	1.71	1.72	1.75
Ratio of expenses after expense reductions (%)	1.69	1.68	1.71	1.72	1.74
Ratio of net investment income (%)	6.00	6.83	7.50	8.40	7.16
Portfolio turnover rate (%)	50	68	73	69	61
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class R	Period Ended 9/30/12a
Selected Per Share Data
Net asset value, beginning of period	$4.81
Income (loss) from investment operations: Net investment incomeb	.13
Net realized and unrealized gain (loss)	.08
Total from investment operations	.21
Less distributions from: Net investment income	(.13)
Redemption fees	.00	***
Net asset value, end of period	$4.89
Total Return (%)c	4.41	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1
Ratio of expenses before expense reductions (%)	5.59	*
Ratio of expenses after expense reductions (%)	1.40	*
Ratio of net investment income (%)	6.34	*
Portfolio turnover rate (%)	50
a For the period from May 1, 2012 (commencement of operations of Class R) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	Period Ended 9/30/12a
Selected Per Share Data
Net asset value, beginning of period	$4.81
Income (loss) from investment operations: Net investment incomeb	.13
Net realized and unrealized gain (loss)	.09
Total from investment operations	.22
Less distributions from: Net investment income	(.14)
Redemption fees	.00	***
Net asset value, end of period	$4.89
Total Return (%)c	4.71	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17
Ratio of expenses before expense reductions (%)	.92	*
Ratio of expenses after expense reductions (%)	.90	*
Ratio of net investment income (%)	6.61	*
Portfolio turnover rate (%)	50
a For the period from May 1, 2012 (commencement of operations of Class S) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended September 30,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.42	$4.77	$4.44	$4.33	$5.25
Income (loss) from investment operations: Net investment incomea	.33	.38	.39	.36	.40
Net realized and unrealized gain (loss)	.50	(.31)	.34	.12	(.90)
Total from investment operations	.83	.07	.73	.48	(.50)
Less distributions from: Net investment income	(.35)	(.40)	(.40)	(.37)	(.42)
Net realized gains	—	(.02)	—	—	—
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.35)	(.42)	(.40)	(.37)	(.42)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$4.90	$4.42	$4.77	$4.44	$4.33
Total Return (%)	19.29	1.22	17.03	13.00	(10.09	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	58	67	92	71
Ratio of expenses before expense reductions (%)	.66	.66	.68	.67	.70
Ratio of expenses after expense reductions (%)	.66	.66	.68	.67	.69
Ratio of net investment income (%)	7.06	7.85	8.53	9.45	8.21
Portfolio turnover rate (%)	50	68	73	69	61
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Effective May 1, 2012, the Fund commenced operations of Class R and Class S shares. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $362,636,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), September 30, 2015 ($38,251,000), September 30, 2016 ($21,744,000), September 30, 2017 ($132,681,000), September 30, 2018 ($101,111,000) and September 30, 2019 ($10,925,000), the respective expiration dates, whichever occurs first, and approximately $16,629,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($314,000) and long-term losses ($16,315,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2012, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$8,674,421
Capital loss carryforwards	$(379,265,000)
Net unrealized appreciation (depreciation) on investments	$36,929,633

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2012	2011
Distributions from ordinary income*	$112,579,653	$126,317,960

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended September 30, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $14,850,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $60,750,000 to $71,535,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $26,122,000 to $65,671,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $857,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$3,924,571	$3,924,571
Foreign Exchange Contracts (b)	5,938	—	5,938
	$5,938	$3,924,571	$3,930,509

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(126,258)	$(126,258)
Foreign Exchange Contracts (b)	(1,460,663)	—	(1,460,663)
	$(1,460,663)	$(126,258)	$(1,586,921)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$4,764,873	$4,764,873
Foreign Exchange Contracts (b)	6,154,871	—	6,154,871
	$6,154,871	$4,764,873	$10,919,744

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$5,351,285	$5,351,285
Foreign Exchange Contracts (b)	(2,010,129)	—	(2,010,129)
	$(2,010,129)	$5,351,285	$3,341,156

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $955,652,366 and $742,495,090, respectively. Purchases and sales of U.S. Treasury obligations aggregated $9,013,350 and $4,004,674, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Effective May 1, 2012 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R and S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.40% and 0.90%, respectively.

Effective from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R and S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.32% and 0.82%, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2012, the Administration Fee was $1,596,946, of which $139,560 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2012, and for the period from May 1, 2012 (commencement of operations) through September 30, 2012 for Class R and S shares, the amounts charged to the Fund by DISC were as follows:
Service Provider Fees	Total Aggregated	Waived	Unpaid at September 30, 2012
Class A	$633,884	$—	$152,489
Class B	11,754	—	2,723
Class C	40,888	—	10,054
Class R	19	18	1
Class S	3,163	816	2,325
Institutional Class	54,852		13,197
	$744,560	$834	$180,789

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, Class C and Class R shares. For the year ended September 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2012
Class B	$138,903	$11,344
Class C	833,384	73,734
Class R	1	—
	$972,288	$85,078

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2012, and for the period from May 1, 2012 (commencement of operations) through September 30, 2012 for Class R shares, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2012	Annual Effective Rate
Class A	$2,944,861	$817,824	.23%
Class B	46,259	10,133	.25%
Class C	277,774	73,695	.25%
Class R	1	1	.15%
	$3,268,895	$901,653

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2012, aggregated $159,385.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2012, the CDSC for Class B and C shares aggregated $30,794 and $11,034, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2012, DIDI received an aggregate CDSC of $1,223 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,048, of which $8,585 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2012.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	73,009,666	$342,124,359	29,391,347	$142,129,520
Class B	86,944	412,679	158,508	769,884
Class C	5,675,661	26,948,307	4,117,679	19,899,073
Class R*	208	1,001	—	—
Class S*	3,440,614	16,264,034	—	—
Institutional Class	62,787,935	293,763,420	13,273,305	64,410,175
		$679,513,800		$227,208,652
Shares issued to shareholders in reinvestment of distributions
Class A	15,416,413	$72,798,040	17,749,885	$85,079,237
Class B	192,916	908,184	327,122	1,569,547
Class C	1,232,716	5,830,276	1,399,817	6,715,424
Class R*	6	27	—	—
Class S*	64,580	312,351	—	—
Institutional Class	2,849,307	13,466,816	1,120,758	5,381,711
		$93,315,694		$98,745,919
Shares redeemed
Class A	(70,070,248)	$(329,979,629)	(63,601,570)	$(304,782,620)
Class B	(2,086,734)	(9,863,416)	(2,764,837)	(13,321,377)
Class C	(4,627,015)	(21,810,611)	(6,347,968)	(30,324,105)
Class R*	—	—	—	—
Class S*	(63,855)	(308,892)	—	—
Institutional Class	(40,166,386)	(188,362,779)	(15,402,264)	(73,889,852)
		$(550,325,327)		$(422,317,954)
Redemption fees		$131,043		$277,837
Net increase (decrease)
Class A	18,355,831	$84,946,590	(16,460,338)	$(77,514,770)
Class B	(1,806,874)	(8,542,553)	(2,279,207)	(10,981,946)
Class C	2,281,362	10,969,756	(830,472)	(3,698,967)
Class R*	214	1,028	—	—
Class S*	3,441,339	16,267,493	—	—
Institutional Class	25,470,856	118,992,896	(1,008,201)	(3,889,863)
		$222,635,210		$(96,085,546)

* For the period from May 1, 2012 (commencement of Class R and Class S shares) through September 30, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the "Fund"), including the investment portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 26, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R*	Class S*	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,058.80	$1,054.50	$1,052.60	$1,016.60	$1,016.60	$1,058.10
Expenses Paid per $1,000**	$4.74	$8.94	$8.72	$5.86	$3.77	$3.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,020.40	$1,016.30	$1,016.50	$1,018.00	$1,020.50	$1,021.55
Expenses Paid per $1,000**	$4.65	$8.77	$8.57	$7.06	$4.55	$3.49

* For the period from May 1, 2012 (commencement of operations of Class R and Class S) to September 30, 2012.

** Expenses (hypothetical expenses if Class R and Class S had been in existence from April 1, 2012) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS High Income Fund	.92%	1.74%	1.70%	1.40%	.90%	.69%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS High Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYSX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23339E 384	23337M 404
Fund Number	008	208	308	2308	513

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	KHYRX
CUSIP Number	23339E 392
Fund Number	1568

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DHIF-2
(R-025362-2 11/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$93,437	$0	$9,070	$0
2011	$89,030	$0	$8,806	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$9,070	$359,967	$598,855	$967,892
2011	$8,806	$285,550	$444,562	$738,918

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012